EXHIBIT 10.5


                        AMENDMENT TO SETTLEMENT AGRFEMENT

         Amendment (this "Amendment"), dated as of June 29, 2000, among Integrated Health Services, Inc. and each of its direct or indirect subsidiaries executing this Amendment, and Senior Housing Properties Trust and each of its direct or indirect subsidiaries executing this Amendment, Advisors Healthcare Group, Inc. and Five Star Quality Care, Inc.

                                   BACKGROUND

         WHEREAS, the parties hereto are all of the parties to a Settlement Agreement, dated as of April 11. 2000 (the "Settlement Agreement"), and the parties desire to clarify and amend certain provisions of the Settlement Agreement; and

         WHEREAS, concurrently herewith the parties hereto are entering into a Stipulation with the United States Department of Health and Human Services Regarding Treatment of Medicare Provider Agreements Pertaining to Certain "Transfer Facilities" and Order Thereon (the "Stipulation");

         NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto, intending to be bound, hereby agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Settlement Agreement.

         2. The Settlement Agreement, including without limitation, Exhibits C and D and all other exhibits and schedules to the Settlement Agreement, is hereby amended to the extent necessary, to reflect that:

              (a) instead of entering into a Sublease with Shopco-KS, LLC (the "Proposed New Kansas Operator") of the Demised Premises relating to the IHS of Woodhaven Facility, in Ellinwood, Kansas (the "Kansas Facility"), ECA Holdings, Inc. ("ECA") will directly lease said Demised Premises from SPTIHS Properties Trust (the "Kansas Landlord") pursuant to a lease that will have all of the same substance as the Sublease except that ECA will be the direct tenant thereunder (instead of the Sublessee) and the Kansas Landlord shall be the direct landlord thereunder (instead of the Proposed New Kansas Operator as the Sublessor thereunder);

              (b) instead of the Manager subcontracting obligations with respect to the Kansas Facility to ECA in the capacity as the Servicer under the Management Agreement, ECA shall retain such obligations in its capacity as the Relevant Licensee until such time as the Proposed New Kansas Operator becomes the Relevant Licensee with respect to the Kansas Facility, in which case, ECA shall thereafter satisfy only such obligations in its capacity as Servicer as shall not require a license under the applicable laws of the State of Kansas; provided, however, that the foregoing amendment shall not be deemed to change in any respect any of the obligations of any of the parties under the Management Agreement, but shall only serve to clarify the capacity in which ECA shall be acting;
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                                      -2-

              (c) the Demised Premises to be sublet pursuant to the Subleases and the Kansas Lease shall include all of the personal property necessary for the operation of the Facility to which the Sublease or Kansas Lease relates to the extent that the applicable Sublessor or, in the case of the Kansas Lease, the Kansas Landlord, has any right, title or interest therein;

              (d) that neither CCA Acquisition 1, Inc. nor Community Care of America, Inc. shall be a party to the Settlement Agreement and neither of them shall be deemed to be an IHS Acquisition Subsidiary;

              (e) Section 12.1 of the Management and Servicing  Agreement  shall be amended in full to provide that neither the Management and Servicing Agreement nor any of the terms thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by each party (x)against whom the enforcement of the termination, amendment, supplement, waiver or modification shall be sought or (y) who is affected (or whose rights, obligations or remedies are affected) by such termination, amendment, supplement, waiver or modification;

              (f) under Section 3.2.5(i) of the Settlement Agreement, if SPTIHS or HRES1 designates a New LLC Operator as the entity to which a relevant Mortgaged Facility is to be conveyed as provided therein, then the instrument of conveyance shall be a quitclaim deed (rather than a quitclaim deed in lieu of foreclosure);

              (g) no recoupment, offset or other payment of the Cure Amount (as such term is defined in the Stipulation), and no release or waiver of any underpayment claim pursuant to the Stipulation, shall constitute a Reduction Claim (as such term is defined in the Management and Servicing Agreement), and no IHS Entity shall have any liability with respect thereto;

              (h) the amount of the monthly payment referred to in Section 3.3 of the Settlement Agreement shall be $600,000 in lieu of $500,000;

              (i) the SNH Entities acknowledge that the Facility located in Palmer, Nebraska has been closed and the SNH Entities waive any breaches of representations, warranties and covenants and any closing conditions that arise by reason of such closure;

              (j) the IHS Entities shall withdraw the Debtors' motions described on Schedule A hereto promptly after the Closing documents are executed, delivered and the Closing occurred, and the SNH Entities shall withdraw SNH's motions described on Schedule B hereto promptly after the Closing documents are executed, delivered and the Closing occurred;

              (k) the Closing Date for the transactions contemplated by the Settlement Agreement shall be deemed to be June 30, 2000 and the Effective Time will be deemed to be 12:01 a.m. (Boston time) on July 1, 2000 notwithstanding that the Closing documents may be executed, delivered, and the Closing occur on a later date; provided, however, that this subsection (k) shall have no force or effect if the Closing documents are not, in all material respects, executed, delivered and the Closing occur on or prior to July 15, 2000;

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                                      -3-

              (l) subject to the occurrence of the Closing, the IHS Entities assign, set over, and convey to such entities as SNH may designate any right, title and interest any of them may have to any underpayment claim under the Nebraska Medicaid program (or if such claim cannot be assigned in accordance with applicable law, the proceeds thereof) arising out of any services provided by any Facility in Nebraska on or prior to the Effective Time and shall cooperate fully and take all reasonable actions requested by the SNH Entities with regard to the collection of such funds, provided that any reasonable cost or expense incurred by the IHS Entities in connection therewith shall be reimbursed to them by the SNH Entities; and

              (m) at such time as the relevant SNH Entity for any Transfer Facility has all necessary licenses and the relevant IHS Entity transfers the patient trust accounts held for the benefit of residents of the relevant Facility to such SNH Entity, the relevant IHS Entity shall provide to such SNH Entity all records and an accounting regarding such patient trust accounts.

         3. Except as expressly amended hereby, all of the terms and conditions of the Settlement Agreement shall remain in full force and effect.

         4. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement. Signatures sent by telefacsimile transmission shall be deemed to constitute delivery for purposes of creating a binding agreement.


                            [SIGNATURES ON NEXT PAGE]


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                                      -4-

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment as of the date first above written.

INTEGRATED HEALTH SERVICES, INC.
COMMUNITY INC.
COMMUNITY CARE OF AMERICA, INC.
ECA HOLDINGS, INC.
COMMUNITY CARE OF NEBRASKA, INC.
W.S.T. CARE, INC.
QUALITY CARE OF LYONS, INC.
CCA ACQUISITION I, INC.
MARIETTA/SCC INC.
GLENWOOD/SCC, INC.
DUBLIN/SCC, INC.
COLLEGE PARK/SCC, INC.
IHS ACQUISITION NO. 108, INC.
IHS ACQUISITION NO. 112, INC.
IHS ACQUISITION NO. 113, INC.
IHS ACQUISITION NO. 135, INC.
IHS ACQUISITION NO. 148, INC.
IHS ACQUISITION NO. 152, INC.
IHS ACQUISITION NO. 153, INC.
IHS ACQUISITION NO. 154, INC.
IHS ACQUISITION NO. 155, INC.
IHS ACQUISITION NO. 175, INC.
INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC.
ECA PROPERTIES, INC.
CCA OF MIDWEST, INC.
QUALITY CARE OF COLUMBUS, INC.


By:   /s/ Daniel J. Booth
Its:  Senior Vice President


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                                      -5-

SENIOR HOUSING PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
HRES1 PROPERTIES TRUST
HRES2 PROPERTIES TRUST
SHOPCO-COLORADO, LLC
SHOPCO-CT, LLC
SHOPCO-GA, LLC
SHOPCO-IA, LLC
SHOPCO-KS, LLC
SHOPCO-MA, LLC
SHOPCO-MI, LLC
SHOPCO-MO, LLC
SHOPCO-NE, LLC
SHOPCO-WY, LLC
SNH-NEBRASKA, INC.
SNH-IOWA, INC.
SNH-MASSACHUSETTS, INC.
SNH-MICHIGAN, INC.


By:   /s/Ajay Saini
Its:  Treasurer


ADVISORS HEALTHCARE GROUP, INC.


By:   /s/Jennifer B. Clark
Its:  Assistant Secretary


FIVE STAR QUALITY CARE, INC.


By:   /s/Ajay Saini
Its:  Treasurer


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                                      -6-

                                   SCHEDULE A

Motion Pursuant to Section 365(d)(4) of the Bankruptcy Code for an Order Extending the Time to Assume or Reject Unexpired Leases of Nonresidential Real Property

Motion to Reject that Certain Management Agreement Between IHS Acquisition No. 175 and Advisors Healthcare Group, Inc. Pursuant to Section 365(a) of the Bankruptcy Code and Rule 6006 of the Federal Rules of Bankruptcy Procedure

                                   SCHEDULE B

Motion of Senior Housing Properties Trust and Related Entities to Compel Debtors to pay Postpetition rent or Use and Occupancy and for Other Relief